SUPPLEMENT DATED JULY 29, 2004

TO

PROSPECTUSES DATED MAY 14, 2004

FOR

MONY VARIABLE ACCOUNT L

MONY AMERICA VARIABLE ACCOUNT L

Flexible Premium Variable Life Insurance Policy

Issued by

MONY Life Insurance Company

MONY Life Insurance Company of America

This supplement updates certain information contained in your Prospectus dated May 14, 2004, as previously supplemented to date. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings have the same meaning as the Prospectus. Please read and keep this supplement with your Prospectus for future reference.

In the “Fees and Expenses of the Funds” section, in the table “Annual Portfolio Operating Expenses for the Year Ended December 31, 2003”, the fund expenses for portfolios of Janus Aspen Series are replaced with the table below. The fees and expenses shown have been restated to reflect reductions in the portfolios’ management fees, where applicable, effective July 1, 2004.

	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Gross Total Annual Expenses
Janus Aspen Series – Institutional Shares
Balanced Portfolio	0.55%	N/A	0.02%	0.57%
Capital Appreciation Portfolio	0.64%	N/A	0.03%	0.67%
Mid Cap Growth Portfolio	0.64%	N/A	0.06%	0.66%
Worldwide Growth Portfolio	0.60%	N/A	0.06%	0.66%

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